EXHIBIT 21.1                                                              Page 1
SUBSIDIARIES OF THE REGISTRANT AS OF 12-31-99

Subsidiary                                                State of Incorporation
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Adrian Emergency Services, LLC                                North Carolina
Amory Emergency Services I, LLC                               North Carolina
Amory Emergency Services II, LLC                              North Carolina
Ashland Emergency Services, LLC                               North Carolina
Augusta Emergency Services I, LLC                             North Carolina
Augusta Emergency Services II, LLC                            North Carolina
Baltimore Emergency Services I, LLC                           North Carolina
Baltimore Emergency Services II, LLC                          North Carolina
Bay City Emergency Services, LLC                              North Carolina
Better Health Plan, Inc                                       New York
Booneville Emergency Services, LLC                            North Carolina
Bowling Green Emergency Services, LLC                         North Carolina
Brookhaven Emergency Services, LLC                            North Carolina
Brunswick Emergency Services, LLC                             North Carolina
Canton Emergency Services I, LLC                              North Carolina
Canton Emergency Services II, LLC                             North Carolina
Carbondale Emergency Services, LLC                            North Carolina
Clinton Emergency Services, LLC                               North Carolina
Coastal Receivables, LLC                                      Delaware
Coastal SPC Member Corp.                                      Delaware
Coral Gables Emergency Services, LLC                          North Carolina
CPS/PhyAmerica Physician Services, Inc.                       North Carolina
Crestview Emergency Services, LLC                             North Carolina
Crystal City Emergency Services, LLC                          North Carolina
Daytona Beach Emergency Services, LLC                         North Carolina
Decatur Emergency Services, II, LLC                           North Carolina
Edgefield Emergency Services, LLC                             North Carolina
Effingham Emergency Services, LLC                             North Carolina
Enid Emergency Services, LLC                                  North Carolina
Fairmont Emergency Services, LLC                              North Carolina
Fayetteville Emergency Services, LLC                          North Carolina
FirstCollect, Inc.                                            North Carolina
Ft. Walton Beach Emergency Services, LLC                      North Carolina
Fulton Emergency Services, LLC                                North Carolina
Galesburg Emergency Services, LLC                             North Carolina
Greenville Emergency Services, LLC                            North Carolina
Hartselle Emergency Services, LLC                             North Carolina
Healthcare Business Resources, Inc.                           North Carolina
Henderson Emergency Services I, LLC                           North Carolina
Henderson Emergency Services II, LLC                          North Carolina
Herrin Emergency Services, LLC                                North Carolina
Hickory Emergency Services, LLC                               North Carolina
Highland Park Emergency Services, LLC                         North Carolina
Ironwood Emergency Services, LLC                              North Carolina
Jonesboro Emergency Services, LLC                             North Carolina
Kosciusko Emergency Services, LLC                             North Carolina
Lansing Emergency Services, LLC                               North Carolina
Lauderdale Lakes Emergency Services, LLC                      North Carolina
Lawrenceburg Emergency Services, LLC                          North Carolina
Lexington Emergency Services I, LLC                           North Carolina

EXHIBIT 21.1                                                              Page 2
SUBSIDIARIES OF THE REGISTRANT AS OF 12-31-99

Subsidiary                                                State of Incorporation
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Madison Emergency Services, LLC                               North Carolina
Mayfield Emergency Services, LLC                              North Carolina
Mckenzie Emergency Services, LLC                              North Carolina
Mcminnville Emergency Services, LLC                           North Carolina
Medstaff National Medical Staffing, Inc                       North Carolina
Mesa Emergency Services, LLC                                  North Carolina
Mt. Sterling Emergency Services, LLC                          North Carolina
Mt. Vernon Emergency Services, LLC                            North Carolina
Nevada Emergency Services, LLC                                North Carolina
New Albany Emergency Services, LLC                            North Carolina
Newnan Emergency Services, LLC                                North Carolina
Niceville Emergency Services, LLC                             North Carolina
Oregon Emergency Services, LLC                                North Carolina
Orlando Emergency Services, LLC                               North Carolina
Ormond Beach Emergency Services, LLC                          North Carolina
Palatka Emergency Services, LLC                               North Carolina
Passaic Emergency Physicians, LLC                             North Carolina
Paulding Emergency Services, LLC                              North Carolina
Pediatric Consultants of Broward County, Inc.                 Florida
Pediatric Healthcare, Inc.                                    Florida
Phoenix Emergency Services I, LLC                             North Carolina
Phoenix Emergency Services II, LLC                            North Carolina
PhyAmerica Correctional Healthcare, Inc.                      North Carolina
PhyAmerica Emergency Services of Dade County, Inc.            Florida
PhyAmerica Emergency Services of Ft. Lauderdale, Inc.         Florida
PhyAmerica Emergency Services of Hollywood, Inc.              Florida
PhyAmerica Emergency Services of Orlando, Inc.                Florida
PhyAmerica Government Services Management Group, Inc.         North Carolina
PhyAmerica Government Services, Inc.                          North Carolina
PhyAmerica Physician Group of Florida, Inc.                   Florida
PhyAmerica Physician Networks, Inc.                           North Carolina
PhyAmerica Physician Services of Broward County, Inc          Florida
PhyAmerica Physician Services of Florida, Inc.                Florida
PhyAmerica Physician Services of Orlando, Inc.                Florida
PhyAmerica Physician Services of South Florida, Inc.          Florida
PhyAmerica Physician Services of the Midwest, Inc.            Tennessee
PhyAmerica Physician Services of the Southeast, Inc.          North Carolina
PhyAmerica Physician Services of the West, Inc.               Texas
PhyAmerica Physician Services, Inc.                           North Carolina
PhyAmerica Practice Services of the Northeast, Inc.           New York
PhyAmerica Receivables LLC                                    Delaware
PhyAmerica SPC Member Corp.                                   Delaware
Physicians Planning Group, Inc.                               Maryland
Pontiac Emergency Services, LLC                               North Carolina
Premier Credentialing Resources, Inc.                         North Carolina
Princeton Emergency Services, LLC                             North Carolina
Reidsville Emergency Services, LLC                            North Carolina
Richmond Emergency Services, LLC                              North Carolina
Rock Hill Emergency Services, LLC                             North Carolina
Rolla Emergency Services, LLC                                 North Carolina

EXHIBIT 21.1                                                              Page 3
SUBSIDIARIES OF THE REGISTRANT AS OF 12-31-99

Subsidiary                                                State of Incorporation
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Rutherfordton Emergency Services, LLC                         North Carolina
Sanford Emergency Services, LLC                               North Carolina
Scottsburg Emergency Services, LLC                            North Carolina
Sedalia Emergency Services, LLC                               North Carolina
Shelby Emergency Services, LLC                                North Carolina
SHG/PhyAmerica Physician Services, Inc.                       North Carolina
Signum Primary Care, Inc.                                     North Carolina
Skokie Emergency Services, LLC                                North Carolina
Smithfield Emergency Services, LLC                            North Carolina
Specialty Services Group, Inc.                                Pennsylvania
Springfield Emergency Services I, LLC                         North Carolina
Springfield Emergency Services II, LLC                        North Carolina
St. Petersburg Emergency Services, LLC                        North Carolina
Sullivan Emergency Services, LLC                              North Carolina
Sunlife OB/GYN Servcies of Alexandria, LLC                    Virginia
Sunlife OB/GYN Services of Hollywood, Florida, Inc.           Florida
Sunlife OB/GYN Services of Maryland, Inc.                     Maryland
Sunlife OB/GYN Services of New Jersey, LLC                    New Jersey
Tawas City Emergency Services, LLC                            North Carolina
Terre Haute Emergency Services, LLC                           North Carolina
Thomasville Emergency Services I, LLC                         North Carolina
Tiffin Emergency Services, LLC                                North Carolina
Troy Emergency Services, LLC                                  North Carolina
Tuscon Emergency Services, LLC                                North Carolina
Union Emergency Services, LLC                                 North Carolina
Waimea Emergency Services, LLC                                North Carolina
Washington Emergency Services, LLC                            North Carolina
West Birmingham Emergency Services, LLC                       North Carolina
West Plains Emergency Services, LLC                           North Carolina
Willard Emergency Services, LLC                               North Carolina
Winter Park Emergency Services, LLC                           North Carolina
Wooster Emergency Services, LLC                               North Carolina
Wynne Emergency Services, LLC                                 North Carolina
Wytheville Emergency Services, LLC                            North Carolina